UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
June 11, 2009
THE GREENBRIER COMPANIES, INC.
(Exact name of registrant as specified in its charter)

Oregon	1-13146	93-0816972
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification
No.)
One Centerpointe Drive, Suite 200
Lake Oswego, OR 97035
(Address of principal executive offices, including zip code)

(508) 684-7000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 Regulation FD Disclosure.
Attached hereto as Exhibit 99.1 and incorporated by reference herein is a press release issued on June 11, 2009 announcing a strategic investment from WL Ross & Co. LLC.
The information in this Item 7.01 and in Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings.
ITEM 9.01 Financial Statements and Exhibits.
(d) Exhibits
99.1	Press release dated June 11, 2009, announcing strategic investment from WL Ross & Co. LLC

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GREENBRIER COMPANIES, INC.
Date: June 11, 2009	By:	/s/ Mark J. Rittenbaum
Mark J. Rittenbaum
Executive Vice President, Treasurer and Chief Financial Officer

EXHIBIT INDEX
99.1	Press release dated June 11, 2009, announcing strategic investment from WL Ross & Co. LLC